Exhibit 99.1

FOR IMMEDIATE RELEASE

Nicolet Bankshares, Inc. Names Mike Daniels President and Chief Executive Officer

GREEN BAY, WI, April 26, 2021– Nicolet Bankshares, Inc. (NASDAQ: NCBS) (“Nicolet”) today announced a change in the titles of certain of its Executive Officers. Mike Daniels was named President and Chief Executive Officer, and Bob Atwell was named Executive Chairman of Nicolet, effective immediately. At the operating company, Nicolet National Bank, Atwell will continue as Chairman, and Daniels will continue as President and Chief Executive Officer, a leadership structure that has been in place since 2015.

Atwell said, “I have never been more optimistic about the future of Nicolet. In reality, the day-to-day roles of our partnership have been evolving since we started the company. Mike has led most areas of the bank for several years, including the primary role of integrating our acquisitions. He has continued to build an outstanding leadership team that is propelling the bank forward. The time has come to put the right title on the job that Mike is already doing.”

Daniels said, “Bob and I have always played to our strengths, not our job titles, which is a benefit of our unique partnership as entrepreneurial founders of Nicolet. We don’t see this title change as a new chapter. While we are mindful of succession planning, we view it as a process, not an event. Over the years, we have been intentional about finding and nurturing talent at all levels of the organization. I am honored to continue leading an outstanding team that is focused on our purpose to serve customers, communities, and each other.”

About Nicolet Bankshares, Inc.
Nicolet Bankshares, Inc. is the bank holding company of Nicolet National Bank, a growing, full-service, community bank providing services ranging from commercial and consumer banking to wealth management and retirement plan services. Founded in Green Bay in 2000, Nicolet National Bank operates branches in Northeast and Central Wisconsin and the upper peninsula of Michigan. More information can be found at www.nicoletbank.com.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This report reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Nicolet. These forward-looking statements are subject to a number of factors and uncertainties which could cause Nicolet’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and Nicolet does not assume any duty to update forward-looking statements. There are a number of factors that could cause our actual results to differ materially from those projected in such forward-looking statements, including but not limited to factors previously disclosed in Nicolet’s reports filed with the SEC, including Nicolet’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements include, but are not limited to, statements about (i) the future of Nicolet; and (ii) Nicolet’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Nicolet’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The COVID pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic financial markets could adversely affect Nicolet’s revenues and the values of its assets and liabilities, lead to a tightening of credit, and increase stock price volatility. In addition, the COVID pandemic may result in changes to statutes, regulations, or regulatory policies or practices resulting from could affect Nicolet in substantial and unpredictable ways.